                                                                    EXHIBIT 10.0

  *Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of December
                                          ---------
__, 1999 between Salon.com, a Delaware corporation (the "Company"), and Rainbow
                                                         -------
Media Holdings, Inc., a Delaware corporation (the "Purchaser"). The parties
                                                   ---------
hereby agree as follows:

Sale and Issuance of the Shares; Consideration. Subject to the terms and
----------------------------------------------
conditions hereof, at the Closing (as defined below), the Company will issue and sell to the Purchaser and the Purchaser will purchase from the Company 1,125,000 shares of the Company's $.001 par value, Common Stock (the "Shares") at a purchase price of $10.50 per share, or an aggregate purchase price of $11,812,500. In consideration for the Shares, the Purchaser at the Closing will deliver to the Company a check in the amount of $1,125.00, plus Purchaser's agreement to make or cause to be made available advertising and/or promotional inventory for the Company's on-line sites with an aggregate value, determined as provided below, of $11,811,375 over the period from the date hereof through December 31, 2009 (subject to extension pursuant to Section 6.2 hereof, the "Promotional Period"). Purchaser shall provide $11,811,375 of advertising and promotional inventory in the form of conventional advertising spots on the BRAVO program service, advertising or promotional inventory on any other program service, on-line site or broadband service owned, operated or distributed by any affiliate of the Purchaser, and/or other forms of media promotion available from the Purchaser or any affiliate of the Purchaser (e.g., arena signage, billboards, print advertisements); provided that the Purchaser shall deliver or cause to be delivered [****] of any such value delivered in any calendar year in the form of advertising and/or promotional inventory of affiliates of the Purchaser other than Bravo Company ("Bravo"). Conventional advertising spots shall be valued based upon the [****]. Any conventional advertising spots on BRAVO provided in any calendar year shall be delivered in accordance with the following daypart allocation: [****]. Any conventional advertising spots on other program services described herein which are provided in any calendar year shall be delivered [****] with an allocation among dayparts similar to the allocation for BRAVO. Up to [****] of any such value delivered in any calendar year may, at Purchaser's option, be provided in the form of "integrated interstitial". The content of any "integrated interstitial" delivered hereunder shall be produced by the Purchaser or its applicable affiliate using content supplied by the Company. Integrated interstitial may appear as voice-over credits on programming or as short-form video pieces appearing during or immediately adjacent to program credits, but may not include interstitials in any of the television shows produced by the Company pursuant to the Production Agreement between Bravo and the Company. Integrated interstitial shall be valued at [****]. The value of any other forms of media promotion made available from the Purchaser or any affiliate of the Purchaser (e.g., arena signage, billboards, print advertisements) shall be determined based upon the then current market rate for such inventory or other promotional outlet, determined on an annual basis.

     Advertising and/or promotional inventory to be delivered by or on behalf of Purchaser in any calendar year on the BRAVO program service or on other affiliates of the Purchaser shall be allocated among such affiliates substantially in accordance with an advertising plan proposed by Purchaser within sixty (60) days from the date hereof for calendar year 2000 (and by the December 1 preceding each calendar year thereafter during the Promotional Period). Each such annual plan shall include the form of inventory to be provided (including any conventional advertising spots and integrated interstitials), the approximate value thereof, and the programming service(s) and other media, if any, through which such inventory shall be made available. The chief executive officer of each of the Company and the Purchaser shall discuss and attempt to resolve any material objection which the Company might have to such annual plan. The Company shall have the right to require within 15 days of its receipt of the plan that the Purchaser re-allocate the inventory proposed to be made available on one (1) such programming service (other than the BRAVO program service) to the BRAVO service or to another affiliate of the Purchaser, as the Purchaser may determine; provided that if additional inventory on such other services or media is not then available, then Purchaser may defer the delivery of such additional inventory to a subsequent period during the Promotional Period.

     * Certain information in this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     The Company shall fully bear the costs of producing advertising and promotional spots to be aired pursuant to this Section 1. The Purchaser shall provide or cause to be provided to the Company, within 14 days after the end of each calendar quarter, a statement which sets forth the advertising and/or promotional inventory, if any, so made available to the Company during such calendar quarter, the value thereof, the applicable affiliate of Purchaser which provided such inventory and the form in which, and times during which, such inventory was provided (and shall provide an interim, condensed version of such report on a monthly basis within 14 days after the end of each calendar month).

     If during the Promotional Period Bravo effects a radical and fundamental change in the general overall theme of the programming on the BRAVO programming service with the intent of targetting a viewing audience with materially different demographics (e.g., changing from predominantly film and arts programming to pornographic programming), then for the remainder of the Promotional Period during which such programming on BRAVO remains materially altered, the Purchaser shall not have the right to deliver any of the advertising and/or promotional inventory to be delivered pursuant to this
Section 1 on the BRAVO programming service. If the Purchaser is unable to deliver all of the remaining undelivered consideration for the Shares during the balance of the Promotional Period in the form of advertising and/or promotional inventory in accordance with the terms and conditions of this Agreement, then the Purchaser may deliver any such remaining consideration to the Company in cash. Notwithstanding the foregoing, nothing in this Agreement shall interfere with or prevent the selection of programming to be aired on the BRAVO programming service.

     If during the Promotional Period the Purchaser no longer controls the entity which operates the BRAVO programming service (for these purposes, control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or partnership or membership interests, by contract or otherwise), then the Purchaser shall use reasonable efforts to secure the right thereafter to make available advertising and/or promotional inventory for the Company's on-line sites on the BRAVO programming service in an amount equal to at least 60% of the then remaining aggregate value of advertising and/or promotional inventory to be delivered by or on behalf of the Purchaser pursuant to this Section 1. If the Purchaser is unable to secure such right, then the Purchaser shall deliver any such remaining aggregate value to the Company in cash.

     The Purchaser shall not sell or transfer any of the Shares other than to an affiliate of Purchaser prior to the first anniversary of the Closing Date.

Closing; Delivery.
-----------------

Closing Date. The closing (the "Closing") comprising the purchase by the
------------                    -------
Purchaser and sale by the Company of the Shares and the other transactions contemplated hereby shall be held at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 on the second business day following the date upon which all of the conditions set forth in Section 5 hereof have been satisfied or waived or at such other time and place as the Company and the Purchaser may agree in writing (the "Closing Date").
                                     ------------

Delivery. Subject to the terms and conditions of this Agreement, at the Closing,
--------
the Company shall issue and deliver to the Purchaser a certificate representing the Shares, the Purchaser shall simultaneously issue and deliver a check payable to the Company in the amount of $1,125.00, and each of the Company and the Purchaser (or Bravo, as the case may be), shall execute and deliver the Production Agreement in the form attached hereto as Exhibit B (the "Production
                                                                    ----------
Agreement"),and the On-Line Content Sharing Agreement in the form attached
---------
hereto as Exhibit C (the "On-Line Content Sharing Agreement"). This Agreement,
                          ---------------------------------
the Production Agreement and the On-Line Content Sharing Agreement are hereinafter collectively referred to as the "Transaction Agreements".

Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

Organization and Standing. The Company is a corporation duly organized, validly
-------------------------
existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted.

Corporate Power. The Company has all requisite corporate power necessary for the
---------------
authorization, execution and delivery of this Agreement and the other Transaction Agreements. Each of the Transaction

Agreements is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

Capitalization. As of September 30, 1999, the authorized capital stock of the
--------------
Company is 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and there are issued and outstanding 11,364,674 shares of the Common Stock and no shares of Preferred Stock. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Since September 30, 1999, the Company has not issued any shares of capital stock other than upon the exercise of stock options and warrants.

Authorization.
-------------

Corporate Action. All corporate action on the part of the Company, its officers,
----------------
directors and stockholders necessary for the sale and issuance of the Shares and the authorization, execution and performance of the Company's obligations hereunder and under the other Transaction Agreements has been taken.

Valid Issuance. The Shares when issued in compliance with the provisions of this
--------------
Agreement will be validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions under the Transaction Agreements and under applicable federal and state securities laws.

No Preemptive Rights. No person has any right of first refusal or any preemptive
--------------------
rights in connection with the issuance of the Shares or any future issuances of securities by the Company.

Compliance with Other Instruments. The execution, delivery and performance of
---------------------------------
and compliance with this Agreement or the other Transaction Agreements by the Company, and the issuance and sale of Shares will not (a) result in any violation of the Certificate of Incorporation or Bylaws of the Company or in any violation of or default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree.

Consents. No consent, approval or authorization of or designation, declaration
--------
or filing with any governmental authority or other third party on the part of the Company is required in connection with: (a) the valid execution and delivery of the Transaction Agreements; or (b) the offer, sale or issuance of Shares.

Offering. In reliance on the representations and warranties of the Purchaser in
--------
Section 4 hereof, the offer, sale and issuance of Shares in conformity with the terms of this Agreement will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, including
                       --------------
the qualification or registration requirements of applicable blue sky laws.

Company Reports; Disclosure.
---------------------------

Company Reports. For the purposes of this Agreement, the term "Company Reports"
---------------                                                ---------------

shall mean, collectively, each registration statement, report, proxy statement or information statement filed with the Securities and Exchange Commission (the "SEC") since January 1, 1999, including the Company's Quarterly Report on Form
 ---
10-Q for the quarterly period ended September 30, 1999, in the form (including exhibits, annexes and any amendments thereto) filed with the SEC. As of their respective dates, the Company Reports complied in all material respects with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and did not contain any untrue statement of a
              ------------
material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Except for the election of two (2) directors to the Company's Board of Directors and the use by the Company of its cash on hand in the ordinary course of business, nothing has occurred since September 30, 1999 which would require the filing of any additional report or of any amendment to any of the Company Reports with the SEC, or which would cause any of the Company Reports to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

Disclosure. No representation or warranty by the Company in this Agreement, or
----------
in any document or certificate furnished or to be furnished to the Purchaser pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading. The Company has either filed with the SEC or fully provided the Purchaser with all the information necessary for the Purchaser to decide whether to purchase the Shares.

Representations and Warranties of the Purchaser or Bravo (as the case may be)
-----------------------------------------------------------------------------
and Restrictions on Transfer Imposed by the Securities Act. The Purchaser
----------------------------------------------------------
represents and warrants to the Company as to itself (and Bravo represents and warrants to the Company as to itself) as follows:

Organization and Standing. The Purchaser is a corporation duly organized,
-------------------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. Bravo is a partnership duly organized and validly existing under the laws of the State of New York and has all requisite partnership power and authority to carry on its business as now conducted and as proposed to be conducted.

Power. The Purchaser has all requisite corporate power necessary for the
-----
authorization, execution and delivery of the Transaction Agreements to which it is a party. Bravo has all requisite partnership power necessary for the authorization, execution and delivery of the Transaction Agreements to which it is a party. Each of the Transaction Agreements to which the Purchaser or Bravo (as the case may be) is a party is a valid and binding obligation of the Purchaser or Bravo (as the case may be), enforceable against the Purchaser or Bravo (as the case may be) in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

Authorization. All corporate action on the part of the Purchaser, its officers,
-------------
directors and stockholders necessary for the authorization, execution and performance of the Purchaser's obligations hereunder and under the other Transaction Agreements to which it is a party have been taken. All partnership action on the part of Bravo necessary for the authorization, execution and performance of Bravo's obligations under the Transaction Agreements to which it is a party have been taken.

Compliance with Other Instruments. The execution, delivery and performance of
---------------------------------
and compliance with this Agreement or the other Transaction Agreements to which Purchaser or Bravo (as the case may be) is a party will not (a) result in any violation of the Certificate of Incorporation or Bylaws of the Purchaser or of the partnership agreement of Bravo (as the case may be), or (b) result in any violation of or default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree to which the Purchaser or Bravo (as the case may be) is a party or is otherwise subject.

Consents. No consent, approval or authorization of or designation, declaration
--------
or filing with any governmental authority or other third party on the part of the Purchaser or Bravo (as the case may be) is required in connection with the valid execution and delivery of the Transaction Agreements to which it is a party.

Investment Intent. This Agreement is made with the Purchaser in reliance upon
-----------------
the Purchaser's representation to the Company, evidenced by the Purchaser's execution of this Agreement, that the Purchaser is acquiring the Shares for investment for the Purchaser's own account, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

Shares Not Registered. The Purchaser understands and acknowledges that the
---------------------
offering of the Shares pursuant to this Agreement will not be registered under the Securities Act or qualified under applicable blue sky laws on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualifications available under applicable blue sky laws, and that the Company's reliance upon such exemptions is predicated upon the Purchaser's representations set forth in this Agreement. The Purchaser acknowledges and understands that the Shares must be held for at least 12 months after Closing and thereafter indefinitely unless the Shares are subsequently registered under the Securities Act and qualified under applicable blue sky laws or an exemption from such registration and such qualification is available.

Knowledge and Experience. The Purchaser (i) has such knowledge and experience in
------------------------
financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's prospective investment in the Shares; (ii) has the ability to bear the economic risks of the Purchaser's prospective investment; and (iii) has not been offered the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

Accredited Investor.  The Purchaser is an "accredited investor" as that term is
-------------------
defined in Rule 501(a) under the Securities Act.

Legends.  Each certificate representing the Shares may be endorsed with the
-------
following legends:

Federal Legend. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
--------------
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
(i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

Other Legends. Any other legends required by applicable state blue sky laws. The
-------------
Company need not register a transfer of legended Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in each of the foregoing legends are satisfied.

Removal of Legend and Transfer Restrictions. Any legend endorsed on a
-------------------------------------------
certificate pursuant to subsection 4.10(a) and the stop transfer instructions with respect to such legended Shares shall be removed, and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k).

Conditions to Closing.
---------------------

Conditions to the Purchaser's Obligations. The obligation of the Purchaser to
-----------------------------------------
purchase the Shares at the closing is subject to the fulfillment to the Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Purchaser:

Representations and Warranties Correct; Performance of Obligations. The
------------------------------------------------------------------
representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date). The Company shall have performed in all material respect all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

Transaction Agreements.  The Company shall have executed each of the Transaction
----------------------
Agreements.

Officer's Certificate. The Company shall have delivered a Certificate, executed
---------------------
on behalf of the Company by its President, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsection (1) of this Section 5.1.

Secretary's Certificate. The Company shall have delivered a Certificate,
-----------------------
executed on behalf of the Company by its Secretary, dated the Closing Date, certifying the Board of Directors resolutions approving the Transaction Agreements and the issuance of the Shares.

Opinion of Counsel. The Purchaser shall have received an opinion from Gray Cary
------------------
Ware & Freidenrich LLP, dated the Closing Date, reasonably satisfactory to the Purchaser.

HSR Act. The waiting period under the Hart-Scott-Rodino Antitrust Improvements
-------
Act, as amended (the "HSR Act") shall have expired or been terminated, if a filing under the HSR Act is legally required in connection with this Agreement.

Amendment to Rights Agreement. The Third Amended and Restated Rights Agreement,
-----------------------------
dated as of April 14, 1999, by and among the Company and the holders party thereto shall have been amended to include the Purchaser as a "Holder" (as defined therein) for all purposes of such agreement and to provide that all of the Shares shall be "Registrable Securities" (as defined therein) for all purposes of such agreement, such amendment to be reasonably satisfactory to the Purchaser. The Purchaser shall have the right to terminate this Agreement if the Company is unable to satisfy this condition by December 31, 1999.

Conditions to Obligations of the Company. The Company's obligation to sell and
----------------------------------------
issue the Shares at the closing is subject to the fulfillment to the satisfaction of the company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

Representations and Warranties Correct. The representations and warranties made
--------------------------------------
by the Purchaser and Bravo in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date (except to the extent any such representation or warranty expressly speaks of an earlier date).

Transaction Agreements. The Purchaser of Bravo (as the case may be ) shall have
----------------------
executed each of the Transaction Agreements.

Officer's Certificate. The Purchaser and Bravo (as the case may be) shall have
---------------------
delivered a Certificate, executed on behalf of each of them by their respective President, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsection (1) of this Section 5.2.

HSR Act. The waiting period under the HSR Act shall have expired or been
-------
terminated, if a filing under the HSR Act is legally required in connection with this Agreement.

Affirmative Covenants of the Company. The Company hereby covenants and agrees as
------------------------------------
follows: Attendance at Board Meetings.
         ----------------------------

     The Company shall permit a representative of the Purchaser to attend all meetings of its Board of Directors in a nonvoting observer capacity and to participate in discussions and, in this respect, shall give such representative timely copies of all notices, minutes, consents, and other material that it provides to its directors; provided, however, that the Company may require as a condition precedent to this right that the person proposing to attend any meeting of the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all confidential or proprietary information so received during the meetings or otherwise; and provided further, that the Company reserves the right not to provide information and to exclude Purchaser (or its representative) from any meeting or portion thereof if delivery of such information or attendance at such meeting would result in disclosure of trade secrets or would adversely affect the attorney-client privilege between the Company and its counsel or if the Purchaser (or its representative) is a competitor of the Company.

Advertising and Content. The Company shall, throughout the Promotional Period,
-----------------------
make available to the Purchaser and its affiliates all of the content on the Company's on-line sites pursuant to the terms of the On-Line Content Sharing Agreement to the extent required by the Purchaser to satisfy its obligations under Section 1 hereunder (including without limitation, in connection with the production of any interstitial programming as described therein). At all times during the Promotional Period, the general quantity and quality of the content on the Company's on-line sites shall be maintained at not less than then-current industry levels and, in any event, no less than the general quantity and quality of such content on such sites as of the Closing Date. If the Company fails to comply in any material respect with the requirements of the preceding sentence, then the Promotional Period shall be extended beyond December 31, 2009 by an amount equal to 50% of the time period between the date of the Company's failure to comply and December 31, 2009. The Company covenants and agrees that any commercial advertisement or other promotional material provided by the Company to the Purchaser or its affiliates shall not violate the right of privacy of or constitute a libel or slander against or violate or infringe any law, trademark, trade name, patent, copyright or any literary, artistic, dramatic or other right of any person or entity. The Company further acknowledges and agrees that its use and exploitation of the advertising and/or promotional inventory to be made available to it pursuant to this Agreement shall be subject to and in accordance with such rules and restrictions, of which the Company has received or from time to time may receive written notice, as may be promulgated by the Purchaser or any of its affiliates.

Miscellaneous.
-------------

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF
-------------
THE STATE OF NEW YORK.

Survival. The representations, warranties, covenants and agreements made herein
--------
shall survive the Closing of the transactions contemplated hereby, notwithstanding any investigation made by the Purchaser. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

Successors and Assigns. Except as otherwise expressly provided herein, the
----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Entire Agreement. This Agreement and the other documents delivered pursuant
----------------
hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

Notices, etc. All notices and other communications required or permitted
------------
hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to the Purchaser, 1111 Stewart Avenue, Bethpage, New York 11714, Attention: Chief Executive Officer, or such other address as the Purchaser shall have furnished to the Company in writing or (b) if to the Company, at 706 Mission Street, 2nd Floor, San Francisco, CA 94103 Attention:
Chief Financial Officer, or at such other address as the Company shall have furnished to the Purchaser in writing. Notices that are mailed shall be deemed received five days after deposit in the United States mail.

Severability. In case any provision of this Agreement shall be found by a court
------------
of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

Finder's Fees and Other Fees.
----------------------------

The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold the Purchaser harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible. The Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, are responsible.

Expenses.  The Company and the  Purchaser  shall each bear their own expenses
--------
and legal fees in connection with the consummation of this transaction.

Titles and Subtitles. The titles of the sections and subsections of this
--------------------
Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Non-Recourse. No partner, officer, director, shareholder or other holder of an
------------
ownership interest of or in either party to this Agreement shall have any personal liability in respect of any such party's obligations under this Agreement by reason of his or its status as such partner, officer, director, shareholder or other holder.

Counterparts.  This  Agreement  may be executed in any number of  counterparts,
------------
each of which shall be an original, but all of which together shall constitute one instrument.

Delays or Omissions. No delay or omission to exercise any right, power or remedy
-------------------
accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

Attorneys' Fees. If any action at law or in equity is necessary to enforce or
---------------
interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

Venue. The parties hereby irrevocably submit to the jurisdiction of both the
-----
courts of the State of California and the State of New York and the Federal courts of the United States of America located in the State of California and in the State of New York solely in respect of the interpretation and enforcement of the provisions of the Transaction Agreements, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that the Transaction Agreements may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a California or New York state or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 6.5 hereof shall be valid and sufficient service thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above.

                                        Salon.com


                                        By:    By:/s/ Michael O'Donnell
                                           -------------------------------------
                                        Title: Chief Executive Officer/President
                                              ----------------------------------

                                        Rainbow Media Holdings, Inc.


                                        By:    By:/s/ Josh Sapan
                                           -------------------------------------
                                        Title: Chief Executive Officer/President
                                              ----------------------------------

                                        Bravo Company (as to Section 4.1,4.2,
                                        4.3, 4.4 and 4.5 Only)

                                        By:    By:/s/ Josh Sapan
                                           -------------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------

                                      39